Exhibit 99.1

PRESS RELEASE

Contacts:	Mel Payne, Chairman & CEO
Joe Saporito, CFO
Carriage Services, Inc.
713-332-8400

Ken Dennard / Lisa Elliott
DRG&E
713-529-6600

CARRIAGE SERVICES UPDATES

COMPANY & INVESTMENT PROFILE

AND INVESTOR PRESENTATION

DECEMBER 3, 2003 – HOUSTON – Carriage Services, Inc. (NYSE: CSV) today announced that it has updated its “Company & Investment Profile”, which can be found on Carriage’s website at www.carriageservices.com.  Carriage’s updated “Company & Investment Profile” includes updated historical financial information, a discussion on continued debt reduction, its current “Long Term Base Case Scenario,” and “Base Case Enterprise Valuation LBO Structure” analysis and discussions of Carriage’s business, strategies, and goals.  Additionally, Carriage has produced an updated slide presentation that will be presented to potential investors on December 4 and 5, 2003 in New York City and Boston.  The updated “Company & Investment Profile” and the slide presentation are being filed on Form 8-K with the Securities and Exchange Commission.

These documents are being published and updated by Carriage in continuation of its stated goal to provide more disclosure and transparency to the investment community regarding Carriage’s operations, goals, industry dynamics and conditions. Given challenging capital market conditions and limited analyst coverage of Carriage Services, it is Carriage’s intent to take a more proactive role in communicating with investors.

The first two pages of Carriage’s updated “Company & Investment Profile” are included at the end of this release. Investors and interested parties are encouraged to visit the website, http://www.carriageservices.com to read or download the Company and Investment Profile and the Investor Slide Presentation.

Carriage Services is the fourth largest publicly traded deathcare company.  As of December 3, 2003, Carriage operates 139 funeral homes and 30 cemeteries in 29 states.

Certain statements made herein or elsewhere by, or on behalf of, the company that are not historical facts are intended to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements are based on assumptions that the company believes are reasonable; however, many important factors, as discussed under “Forward-Looking Statements and Cautionary Statements” in the company’s Annual Report and Form 10-K for the year ended December 31, 2002, could cause the company’s results in the future to differ materially from the forward-looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the company.  A copy of the company’s Form 10-K, and other Carriage Services information and news releases, are available at www.carriageservices.com.

 - First two pages of Company & Investment Profile follow -

Company & Investment Profile	December 2003

NYSE: CSV
1900 St. James Place • 4th Floor • Houston, TX 77056
Phone: 713-332-8400 • Fax: 713-332-8401 • www.carriageservices.com

Key Investment Points

•                  Carriage’s successful “Fresh Start Program” is largely complete, but various Fresh Start initiatives are expected to continue to improve operating results gradually over time.

•                  After a period of rapid growth through acquisitions, Carriage Services has improved its financial position. Future results will be driven by its culture of service and leadership excellence toward the goal of building a lasting enterprise.

•                  CSV’s ability to generate free cash flow and reduce debt offers the unique investment characteristics of an LBO structure.  Under multiple scenarios, presented herein, CSV could offer an 10% to 26% five-year IRR based upon current valuation using assumptions believed to be reasonable by management.

•                  The Long-Term Base Case scenario presented herein is based only on organic growth assumptions and does not consider any incremental growth via selective acquisitions, market share gains, etc.

Share Statistics

Price (November 28, 2003)	$3.29
52 Wk. High/Low	$4.65/$2.99
Shares Outstanding (In Mill.)	17.6
Equity Market Capitalization (In Mill.)	$57.7
Enterprise Value	$287.8
Enterprise Value / EBITDA*	7.1
Price / 2003(E) EPS Multiple	8.7
Book Value Per Share	$5.94
Total Debt / EBITDA*	3.4
Debt / Capitalization	41.8%

LONG-TERM BASE CASE ESTIMATES

5-Yr. Compound Annual Revenue Growth	1.5%
5-Yr. Compound Annual EBITDA Growth	0.8%
5-Yr. Compound Annual EPS Growth	4.6%
5-Yr. Compound Annual Free Cash Flow Growth	12.6%
5-Yr. Compound Annual Pre-Tax Free Cash Flow Growth	21.3%
5-Yr. Compound Annual Reduction in Debt	-20.1%

Balance sheet  data as of September 30, 2003

*Trailing four quarters.

MISSION STATEMENT: We are committed to being the most professional, ethical, and highest quality funeral and cemetery service organization in our industry.

GUIDING PRINCIPLES: Honesty, integrity and quality in all that we do. Hard work, pride of accomplishment and shared success through employee ownership. Belief in the power of people through individual initiative and teamwork. Outstanding service and profitability go hand-in-hand. Growth of the Company is driven by decentralization and partnership.

SUMMARY

Founded in 1991 with an IPO in 1996, Carriage Services is a leading provider of Death Care services and products in the United States and is the fourth largest publicly traded Death Care company. Carriage Services’ shares trade on the New York Stock Exchange under the symbol CSV. As of October 29, 2003, Carriage operated 139 funeral homes and 30 cemeteries in 29 states. Carriage’s business can be characterized as one of relative stability, reflected by predictable revenue and cash flow, with incremental growth opportunities via selective acquisitions.

With its success in the implementation and execution of Carriage’s “Fresh Start Program”, the Company has stabilized and improved its operations and financial position. Management is focused on continually improving the customer funeral experience, upgrading operational leadership, increasing market share, operating margins, free cash flow, and reducing debt. Carriage believes the improvement in its operations and capital structure positions the Company well for the future.

While Carriage Services has succeeded in improving operations and the quality and depth of its management, increasing free cash flow and substantially decreasing debt levels, the Company believes the current equity valuation does not accurately reflect these achievements and offers a unique investment opportunity. As discussed later in this report, Carriage believes its current capital structure coupled with its strong cash flow profile, will enable the Company to continue to meaningfully pay down debt, offering investors the unique investment characteristics of an LBO (leveraged buy out) structure, without the often high promotional fees because CSV shares are publicly traded. Assuming stable to modest growth in revenue and EBITDA, modest growth in free cash flow, selective asset dispositions, and continued reduction in debt, Carriage believes such a scenario could offer investors an 10% to 26% five year IRR (internal rate of return), assuming a narrow range of enterprise value-to-EBITDA multiples over the same period.

Carriage Services	© 2003 Carriage Services, Inc. All rights reserved.

NYSE: CSV  Forward-looking statements contained herein are subject to certain risks and uncertainties as further described at the end of this Company & Investment Profile. Please refer to the Appendix on page 25 that discusses and reconciles non-GAAP financial measures to GAAP financial measures

Company & Investment Profile	December 2003

Noteworthy New or Updated Information in This Company & Investment Profile Versus the Previous Edition:

•	Updated “Historical Earnings & Operating Data” table

•	Updated and revised “Base Case Enterprise Valuation “LBO” Structure”

•	Updated “Carriage Services Financial Outlook & Recent Results”

•	Updated U.S. map of Carriage’s funeral home and cemetery locations

•	Updated Income Statement

•	Updated Balance Sheet

•	Updated Cash Flow Statement